UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2023

UTG, INC
(Exact name of registrant as specified in its charter)

Delaware	0-16867	20-2907892
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 North Depot Street
Stanford, Kentucky 40484
(Address of principal executive offices, including zip code)

(217) 323-6300
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.  Departure of Directors or Certain Officers.

On February 21, 2023, Mr. James Rousey submitted a letter of resignation stating his desire to retire.  In this regard, he retired as President of UTG, Inc. and its subsidiary, Universal Guaranty Life Insurance Company as well as his position as a Director of both entities.  This was effective as of the date of the letter.

The Board of Directors of UTG, Inc. and Universal Guaranty Life Insurance Company formally accepted the resignation letter on February 22, 2023.  Mr. Jess Correll, CEO and Chairman of the Board of the companies, will assume the title of President initially.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UTG, INC.

Date:	February 24, 2023	By:	/s/ Theodore C. Miller
Theodore C. Miller
Senior Vice President and Chief Financial Officer